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STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT DATED DECEMBER 8, 2008

THE PURPOSE OF THIS SUPPLEMENT IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION FOR SERIES I AND SERIES II SHARES, AS APPLICABLE, OF EACH OF THE FUNDS LISTED BELOW:

AIM V.I. BASIC BALANCED FUND
AIM V.I. BASIC VALUE FUND
AIM V.I. CAPITAL APPRECIATION FUND
AIM V.I. CAPITAL DEVELOPMENT FUND
AIM V.I. CORE EQUITY FUND
AIM V.I. DIVERSIFIED INCOME FUND
AIM V.I. DYNAMICS FUND
AIM V.I. FINANCIAL SERVICES FUND
AIM V.I. GLOBAL HEALTH CARE FUND
AIM V.I. GLOBAL REAL ESTATE FUND
AIM V.I. GOVERNMENT SECURITIES FUND
AIM V.I. HIGH YIELD FUND
AIM V.I. INTERNATIONAL GROWTH FUND
AIM V.I. LARGE CAP GROWTH FUND
AIM V.I. LEISURE FUND
AIM V.I. MID CAP CORE EQUITY FUND
AIM V.I. MONEY MARKET FUND
AIM V.I. SMALL CAP EQUITY FUND
AIM V.I. TECHNOLOGY FUND
AIM V.I. UTILITIES FUND

The following information replaces in its entirety the first paragraph appearing under the heading "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS - INVESTMENT STRATEGIES AND RISKS - DEBT INVESTMENTS - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES" on page 9 of the Statement of Additional Information:

          "MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. AIM V.I. Basic Balanced Fund, AIM V.I. Diversified Income Fund, AIM V.I. Dynamics Fund, AIM V.I. Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Global Real Estate Fund, AIM V.I. Government Securities Fund, AIM V.I. High Yield Fund, AIM V.I. Leisure Fund, AIM V.I. Technology Fund and AIM V.I. Utilities Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities that may have fixed or adjustable-rate interest rates. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured."

The following information is added as a new third paragraph under the heading "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS - INVESTMENT STRATEGIES AND RISKS - DEBT INVESTMENTS - MORTGAGE-BACKED AND ASSET- BACKED SECURITIES" on page 10 of the Statement of Additional Information:

          "AIM V.I. Government Securities Fund may invest in adjustable rate mortgage securities ("ARMs"). ARMs, like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage backed securities, ARMS are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs, or their underlying mortgages, are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. AIM V.I. Government Securities Fund may also invest in "hybrid" ARMS, whose underlying mortgages combine fixed-rate and adjustable rate features."

The following information replaces in its entirety the paragraph appearing under the heading "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS - INVESTMENT STRATEGIES AND RISKS - OTHER INVESTMENTS - VARIABLE OR FLOATING RATE INSTRUMENTS" on page 17 of the Statement of Additional Information:

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          "VARIABLE OR FLOATING RATE INSTRUMENTS. AIM V.I. Basic Balanced Fund,
AIM V.I. Diversified Income Fund, AIM V.I. Global Real Estate Fund, AIM V.I. Government Securities Fund, AIM V.I. High Yield and AIM V.I. Money Market Fund may invest in securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of the Funds. Invesco Aim will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Funds."